                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)               November 9, 2001



                        INTEGRATED SECURITY SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




          DELAWARE                     1-11900                       75-2422983
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer Identification No.)
      of incorporation)




8200 SPRINGWOOD DRIVE, SUITE 230, IRVING, TX                             75063
 (Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code          (972) 444-8280



         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

In exchange for an aggregate of $50,000 cash investment, on November 9, 2001, Integrated Security Systems, Inc. issued a promissory note to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth & Income Trust PLC. Each of the two promissory notes is in the original principal amount of $25,000 and has an annual interest rate of 8%. The promissory notes, plus interest, are due on March 9, 2002. Interest is payable in monthly installments on the first day of each month. The promissory notes are attached as exhibits to this Current Report on Form 8-K.

As a part of this transaction, on November 9, 2001, Integrated Security Systems, Inc. issued a stock purchase warrant to each of Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. and Frost National Bank FBO Renaissance US Growth & Income Trust PLC. Each of the two stock purchase warrants entitles the Renaissance entities to purchase from the Company 125,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrants are attached as exhibits to this Current Report on Form 8-K.

In exchange for an aggregate of $50,000 cash investment received on November 8, 2001, Integrated Security Systems, Inc. issued a promissory note to C. A. Rundell, Jr., Chairman and Chief Executive Officer, on November 9, 2001. The promissory note is in the original principal amount of $50,000 and has an annual interest rate of 8%. The promissory note, plus interest, is due on March 9, 2002. Interest is payable in monthly installments on the first day of each month. The promissory note is attached as an exhibit to this Current Report on Form 8-K.

As a part of this transaction, on November 9, 2001, Integrated Security Systems, Inc. issued a stock purchase warrant to C. A. Rundell, Jr., Chairman an Chief Executive Officer. The stock purchase warrants entitles the Mr. Rundell to purchase from the Company 250,000 fully paid and non-assessable shares of Common Stock, $0.01 par value, of the Company for $0.20 per share. The stock purchase warrant is attached as an exhibit to this Current Report on Form 8-K.

Also as a part of this transaction, the Company executed, on November 9, 2001, a Registration Rights Agreement to C. A. Rundell, Jr. The Registration Rights Agreement is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

     4.1 Promissory Note, dated November 9, 2001, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $25,000.

     4.2 Promissory Note, dated November 9, 2001, payable to Frost National Bank FBO Renaissance US Growth & Income Trust PLC in the amount of $25,000.


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     4.3  Stock Purchase Warrant, dated November 9, 2001, issued to Frost
          National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

     4.4 Stock Purchase Warrant, dated November 9, 2001, issued to Frost National Bank FBO Renaissance US Growth & Income Trust PLC.

     4.5 Promissory Note, dated November 9, 2001, payable to C. A. Rundell, Jr. in the amount of $50,000.

     4.6 Stock Purchase Warrant, dated November 9, 2001, issued to C. A. Rundell, Jr.

     4.7 Registration Rights Agreement, dated November 9, 2001, issued to C.A. Rundell, Jr.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Integrated Security Systems, Inc.
                                         --------------------------------------
                                         (Registrant)



November 13, 2001                        /s/ C. A. Rundell, Jr.
-----------------                        -----------------------------
(Date)                                   C. A. Rundell, Jr.
                                         Director, Chairman of the Board and
                                         Chief Executive Officer (Principal
                                         Executive and Financial Officer)


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                                  Exhibit Index

Exhibit
Number   Description
------   -----------
4.1      Promissory Note, dated November 9, 2001, payable to Frost National Bank
         FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of
         $25,000.

4.2      Promissory Note, dated November 9, 2001, payable to Frost National Bank
         FBO Renaissance US Growth & Income Trust PLC in the amount of $25,000.

4.3      Stock Purchase Warrant, dated November 9, 2001, issued to Frost
         National Bank FBO Renaissance Capital Growth & Income Fund III, Inc.

4.4      Stock Purchase Warrant, dated November 9, 2001, issued to Frost
         National Bank FBO Renaissance US Growth & Income Trust PLC.

4.5      Promissory Note, dated November 9, 2001, payable to C. A. Rundell, Jr.
         in the amount of $50,000.

4.6      Stock Purchase Warrant, dated November 9, 2001, issued to C. A.
         Rundell, Jr.

4.7      Registration Rights Agreement, dated November 9, 2001, issued to C.A.
         Rundell, Jr.


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